Exhibit 99.1

FOR IMMEDIATE RELEASE

Acadia Healthcare Appoints Daniel Cancelmi to Board of Directors

Wade D. Miquelon to Retire from the Board at Upcoming Annual Meeting

FRANKLIN, Tenn. – March 12, 2026 – Acadia Healthcare Company, Inc. (NASDAQ: ACHC) (“Acadia”) today announced that it has appointed Daniel Cancelmi to its Board of Directors, effective immediately.

Mr. Cancelmi is a seasoned finance leader with an expansive knowledge of health care and a proven track record of driving superior financial performance. Most recently, he served as Executive Vice President and Chief Financial Offer of Tenet Healthcare Corporation, where he played a significant role in the company’s transformation and in strengthening its balance sheet. Over the course of his three-decade career at Tenet, he held a range of finance roles of increasing responsibility, including oversight of both enterprise-wide and hospital-level financial operations.

“We are pleased to welcome Dan to our Board and look forward to benefitting from his significant financial leadership expertise and decades of healthcare services experience,” said Reeve B. Waud, Chairman of Acadia’s Board of Directors. “Acadia remains focused on executing its strategy to spur disciplined growth by expanding access to essential, evidence-based behavioral healthcare, improving clinical outcomes and driving operational efficiency across its national network. Dan’s perspective will be critical as we continue advancing our priorities with a focus on driving value creation for all shareholders.”

Mr. Cancelmi was selected following a comprehensive search process, led by the Board’s Nominating and Corporate Governance Committee with the assistance of a nationally recognized executive search firm and following constructive engagement with Khrom Capital.

The Company also announced today that director Wade D. Miquelon has decided not to stand for re-election at the 2026 Annual Meeting.

Mr. Waud continued, “We are grateful to Wade for his many contributions to the company. Wade has dedicated significant time and energy over his years of service, and Acadia is better for it. He has been a key voice in helping to guide Acadia as it expanded access to care for those who need it most. We look forward to continuing to benefit from his strategic insights through his planned retirement as we continue to evaluate all paths to deliver enhanced shareholder value.”

Goldman Sachs and J.P. Morgan are serving as financial advisors and Kirkland & Ellis LLP is serving as legal advisor to the Company.

About Daniel Cancelmi

Daniel Cancelmi brings more than 30 years of healthcare finance and operational leadership experience. He most recently served as Executive Vice President and Chief Financial Officer of Tenet Healthcare Corporation, where he oversaw all aspects of the company’s finance organization. During his more than 11-year tenure as CFO, Mr. Cancelmi was instrumental in transforming Tenet’s performance, growing revenue to nearly $21 billion in 2023 and producing a strong balance sheet. As CFO of Tenet, Mr. Cancelmi also helped oversee the Company’s portfolio transformation into a diversified healthcare services company, including its acquisitions of United Surgical Partners International (USPI) and ownership interests in over 100 ambulatory surgery centers from SurgCenter Development (SCD), as well as various hospital divestitures. Mr. Cancelmi previously held a series of senior finance and accounting leadership roles of increasing responsibility at Tenet, including SVP and controller and principal accounting officer. He began his career at PricewaterhouseCoopers. He holds a Bachelor of Science from Duquesne University and is a member of its Board of Directors. Mr. Cancelmi is a certified public accountant licensed in Texas and Florida.

About Acadia

Acadia is a leading provider of behavioral healthcare services across the United States. As of December 31, 2025, Acadia operated a network of 277 behavioral healthcare facilities with over 12,500 beds in 40 states and Puerto Rico. With approximately 25,000 employees serving more than 84,000 patients daily, Acadia is the largest stand-alone behavioral healthcare company in the U.S. Acadia provides behavioral healthcare services to its patients in a variety of settings, including inpatient psychiatric hospitals, specialty treatment facilities, residential treatment centers and outpatient clinics.

Description of Business

Unless the context otherwise requires, all references herein to “Acadia,” “the Company,” “we,” “us” or “our” mean Acadia Healthcare Company, Inc. and its consolidated subsidiaries. Acadia Healthcare Company, Inc. is a holding company whose direct and indirect subsidiaries own and operate acute inpatient psychiatric facilities, specialty treatment facilities, comprehensive treatment centers, residential treatment centers and facilities providing outpatient behavioral healthcare services to serve the behavioral healthcare and recovery needs of communities throughout the U.S. and Puerto Rico. The terms “facilities,” “centers,” “clinics,” and “hospitals” refer to entities owned, operated, or managed by subsidiaries of Acadia Healthcare Company, Inc. References herein to “employees” refer to employees of subsidiaries of Acadia Healthcare Company, Inc.

Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to our strategy, growth, anticipated operating results for future periods and our share repurchase program. Generally, words such as “may,” “will,” “should,” “could,” “anticipate,” “expect,” “intend,” “estimate,” “plan,” “continue,” and “believe” or the negative of or other variation on these and other similar expressions identify forward-looking statements. These forward-looking statements are made only as of the date of this press release. We do not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are based on current expectations and involve risks and uncertainties and our future results could differ significantly from those expressed or implied by our forward-looking statements. Factors that may cause actual results to differ materially include, without limitation, (i) potential difficulties in successfully integrating the operations of acquired facilities or realizing the expected benefits and synergies of our facility expansions, acquisitions, joint ventures and de novo transactions; (ii) Acadia’s ability to add beds, expand services, enhance marketing programs and improve efficiencies at its facilities; (iii) potential reductions in payments received by Acadia from government and commercial payors, including because of the significant changes to Medicaid financing mechanisms introduced by the One Big Beautiful Bill Act (“OBBBA”) enacted on July 4, 2025; (iv) the occurrence of patient incidents, governmental investigations, litigation and adverse regulatory actions, which could adversely affect the price of our common stock and result in substantial payments and incremental regulatory burdens; (v) changes in expectations resulting from actuarial and other reviews of our liability reserves and other aspects of our business; (vi) the risk that Acadia may not generate sufficient cash from operations to service its debt and meet its working capital and capital expenditure requirements; (vii) potential disruptions to our information technology systems or a cybersecurity incident; and (viii) potential operating difficulties, including, without limitation, disruption to the U.S. economy and financial markets; reduced admissions and patient volumes, including, without limitation, due to OBBBA’s introduction of work or community engagement requirements in the Medicaid expansion population; increased costs relating to labor, supply chain and other expenditures; changes in competition and client preferences; and general economic or industry conditions that may prevent Acadia from realizing the expected benefits of its business strategies. These factors and others are more fully described in Acadia’s periodic reports and other filings with the Securities and Exchange Commission.

Media:

Adam Pollack / Mahmoud Siddig / Thomas Crosson

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

apollack@joelefrank.com / msiddig@joelefrank.com / tcrosson@joelefrank.com

Investors:

Patrick Feeley

Senior Vice President, Investor Relations

(615) 861-6000

Patrick.Feeley@acadiahealthcare.com